Dear Shareholders:
--------------------------------------------------------------------------------

    Most Asian stock markets continued to consolidate in 1995. The fourth quarter started on a weak note as continued strong performance in the U.S. market dominated investors' interest and attracted cash flows. Lexington Crosby Small Cap Asia Growth Fund declined by 2.2%* since it commenced operations on July 3, 1995, as compared to the unmanaged Morgan Stanley Capital International All Country Far East ex-Japan Index over the same period which declined by 1.62%.

    The Fund has concentrated on building a portfolio of core holdings mainly in fundamentally attractive small and medium sized stocks in Asia which benefit from the region's dynamics, such as high economic growth rates and favorable demographics (35% of the 2.5 billion people under 15 years of age, 30% savings ratios, substantial foreign investment, a growing middle class and increasing intra-regional trade).

    Our focused investment approach has identified relatively liquid, under-researched and therefore, under-valued stocks which have superior but sustainable long-term earnings growth prospects and those which have a competitive edge in terms of costs, technology, an extensive and established distribution network or a well-known franchise or local brand name.

    Regional markets recovered late in the quarter, triggered by the 25 basis point cut in interest rates in the U.S., the expectation for further cuts in the medium term and a re-focus on Asia's sound economic fundamentals. Stock market performance in Asia in the fourth quarter of 1995 was mixed, ranging from the 4.7% increase in Indonesia to the 17.1% drop in the 'H' share market. Hong Kong and Australia returned gains of 4.4% and 3.2%, respectively, while Taiwan and Singapore rose 2.2% and 1.2%. Meanwhile, Malaysia, Thailand, the Philippines and Korea lost 0.5%, 0.7%, 1.3% and 9.5%, respectively.


Outlook and Strategy

    We  believe  that  1996  will  be  a  better  year  than  1995,   which  was
characterized by repeated downward revisions in both global and economic projections and corporate earnings forecasts. As a result, investor expectations have fallen to reasonable, or possibly over-conservative levels. We, therefore, believe that there is a good chance of positive economic and earnings growth surprises in 1996, especially in the latter half of the year, as the impact of the recent interest rate cuts filter through the economies. This is particularly true in the case of the U.S. and Japan. We believe that interest rates in the U.S. are on a downward trend in view of the continued slowing in the economy. The budget impasse is expected to slow the economy further, which will justify rate reductions in the medium term.

    Recovery in Europe may come more slowly since the economies are facing contractionary fiscal policies. However, the eventual easing of monetary policy throughout Europe may result in a growth rate which is above the consensus. We expect these factors to have a favorable impact on investor sentiment and the performance of the financial markets.

    In terms of cash flow, we expect to see a continuing return of investment money into the Asian stock markets this year, as the out-performance of the U.S. market in 1995 has meant that the valuation of the Asian bourses, while off their lows seen in the first quarter of 1995, are still historically attractive. The fundamentals of the Asian economies remain sound, supported by vibrant infrastructural activity, and in some cases, strong consumer demand. In addition, the regional governments are committed to keeping overheating in the economies to a minimum, thus allaying investors' concerns on this front.

    We believe that the Hong Kong, Taiwan, Korea, Indonesia and India stock markets have the potential to be re-rated upwards. We have already increased the Fund's exposure to Hong Kong in the consumer-related industry; for example, systems integration company, Founder; film distributor, Golden Harvest; and also the infrastructure sector and added to existing holdings in Indonesia. We will seek opportunities to acquire shares in the consumer and trade-related industries in Taiwan.

    While we expect some uncertainty in India in the run-up to its elections in April this year, we are looking for attractive companies, mainly in the areas of consumer and infrastructure. Korea, which is experiencing an economic slowdown, political uncertainty and is suffering as a result of President Roh's slush fund scandal, also looks attractive in the longer term and we will acquire investments when opportunities arise.

    The Fund's weighting in Singapore has been increased in companies such as beverage producer Fraser & Neave and systems integration company, CSA Holdings, which are benefiting from the increasing economic development and prosperity in the region. An investment in Gadek, which operates in the finance/insurance sector in Malaysia, was added. While there is little likelihood of a significant re-rating in this stock market in the absence of healthier economic numbers, we believe that careful stock selection will result in attractive gains in the long-term. Despite these additions, underweight positions are expected to be maintained in both Singapore and Malaysia.

    We have made an investment in PLDT, the country's largest telephone company, which is well-placed to benefit from the continued growth in the Philippines economy. We expect to maintain the Fund's investments in the Philippines and will consider increasing weightings when concerns about high inflation subside.

    In Thailand, we will continue to focus our attention on the stocks which are exposed to the consumer sector, such as banking and the producers of automotive components and electrical equipment. We will also maintain the Fund's holdings in companies benefiting from the continued infrastructure activities in the country and those catering to the external economy.

   We expect to maintain cash at approximately 2-3% this quarter. In view of our expectation of better performance in the Asian stock markets in 1996, we will reduce the Fund's Australian exposure accordingly.

Sincerely,

Nigel Webber                Christina Lam               Robert M. DeMichele
Portfolio Manager           Portfolio Manager           President
January, 1996               January, 1996               January, 1996
_____________________________________________________________________________
                                   GRAPH
     Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                  Lexington Crosby Small Cap Asia Growth Fund,
          the unmanaged Morgan Stanley Capital International (EAFE) Index and the unmanaged Morgan Stanley Capital International
                       All Country Far East ex-Japan Index
_____________________________________________________________________________

*-4.39% is the since commencement (7/3/95) average annual standard total return for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995

Left Col.

Number of                                                                Value
 Shares                       Security                                 (Note 1)
--------------------------------------------------------------------------------

                  Australia: 6.7%
   11,500         Broken Hill Proprietary Company, Ltd. ..........   $ 162,236
   90,000         Delta Gold NL1 .................................     217,850
  250,000         SGIO Insurance, Ltd. ...........................     217,181
                                                                    ----------
                                                                       597,267
                                                                    ----------

                  Hong Kong: 29.2%
  192,000         ASM Pacific Technology .........................     166,374
  810,000         Chaifa Holdings, Ltd. ..........................     212,138
  380,000         China Hong Kong Photo Productions ..............     215,016
  394,000         Espirit Asia Holdings, Ltd. ....................     135,036
  800,000         Founder Hong Kong, Ltd.1 .......................     183,135
  784,000         Golden Harvest Entertainment, Ltd. .............     207,863
  490,000         Harbin Power Equipment
                   Company, Ltd. .................................      72,245
   20,000         Henderson Land Development
                   company, Ltd. .................................     120,538
   17,600         HSBC Holdings Plc ..............................     266,322
   31,000         Hutchinson Whampoa, Ltd. .......................     188,839
   44,000         New World Development
                   Company, Ltd. .................................     191,774
  700,000         Northeast Electrical Transmission and
                   Transformation Machinery
                   Manufacturing1 ................................     114,071
  387,000         Sinocan Holdings, Ltd. .........................     137,642
   86,000         Varitronix International, Ltd. .................     159,609
1,500,000         Wong's International Holdings, Ltd. ............     240,559
                                                                    ----------
                                                                     2,611,161
                                                                    ----------

                  Indonesia: 11.1%
   80,000         PT Astra International .........................     166,375
  390,000         PT Gajah Tunggal ...............................     217,710
   91,000         PT Mulia Industrindo ...........................     256,983
   88,000         PT Semen Gresik ................................     246,585
  115,500         PT Sekar Bumi1 .................................     101,138
                                                                    ----------
                                                                       988,791
                                                                    ----------


Right Col.

Number of                                                                Value
 Shares                       Security                                 (Note 1)
--------------------------------------------------------------------------------
                  Malaysia: 10.9%
   36,000         ACP Industries Bhd .............................   $ 148,198
   40,000         Arab Malaysian Corporation Bhd .................     144,968
  108,000         Ekran Bhd ......................................     263,778
   25,000         Gadek Malaysian Bhd ............................     128,028
   40,000         Road Builder (M) Holdings Bhd ..................     138,665
  106,000         Tiong Nam Transport Holdings
                   Bhd ...........................................     154,501
                                                                    ----------
                                                                       978,138
                                                                    ----------
                  Philippines: 6.5%
1,025,000         Aboitiz Equity Ventures, Inc. ..................     195,536
    4,400         Philippine Long Distance .......................     239,222
  911,000         Steniel Manufacturing Corporation ..............     145,982
                                                                    ----------
                                                                       580,740
                                                                    ----------
                  Singapore: 9.7%
   60,000         DBS Land, Ltd. .................................     202,858
   17,000         Fraser & Neave, Ltd. ...........................     216,438
  270,000         Seksun Precision Engineering ...................     255,906
   20,000         United Overseas Bank, Ltd. .....................     192,389
                                                                    ----------
                                                                       867,591
                                                                    ----------
                  Thailand: 8.6%
   16,000         Italian Thai Development Plc ...................     163,940
   26,000         K.R. Precision Public Company, Ltd. ............     181,732
   48,000         Krung Thai Bank Public
                   Company, Ltd. .................................     196,346
   29,500         Sanyo Universal Electric
                   Company, Ltd. .................................     128,872
   34,000         Thai Stanley Electric Public
                   Company, Ltd. .................................      94,519
                                                                    ----------
                                                                       765,409
                                                                    ----------
                  TOTAL INVESTMENTS: 82.7%
                   (cost $7,259,146+) (Note 1) ...................   7,389,097

                  Other assets in excess
                   of liabilities: 17.3% .........................   1,546,867
                                                                    ----------
                  TOTAL NET ASSETS: 100%
                   (equivalent to $9.76 per share on
                   915,788 shares outstanding) ...................  $8,935,964
                                                                    ==========
1Non-income producing securities.
+Aggregate cost for Federal income tax purposes is identical.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

--------------------------------------------------------------------------------
The composition of the Fund's net assets by industry concentration was as follows:

Banking .................  7.3%
Capital Equipment .......  6.2
Construction & Housing ..  2.9
Consumer Durable ........  4.0
Consumer Nondurable  ....  3.6
Electric & Electronics .. 12.3



Financial Services ......  8.4%
Gold ....................  2.4
Materials ............... 10.8
Multi-Industry ..........  5.6
Real Estate .............  5.8
Services ................  7.7


Transportation ..........  1.7%
Utilities ...............  4.0
Other assets ............ 17.3
                         -----
  Total Net Assets       100.0%
                         =====

                                ----------------

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Statements of Assets and Liabilities
December 31, 1995

Assets
Investments in securities, at value (cost $7,259,146) (Note 1) ...........................    $ 7,389,097
Cash .....................................................................................      2,546,142
Receivable for shares sold ...............................................................         38,520
Dividends and interest receivable ........................................................         13,738
Due from Lexington Management Corporation (Note 2) .......................................          2,698
Deferred organization expenses, net (Note 1) .............................................         61,892
                                                                                              -----------
    Total Assets                                                                               10,052,087
                                                                                              -----------
Liabilities
Payable for investment securities purchased ..............................................      1,003,349
Payable for shares redeemed ..............................................................          3,591
Accrued expenses .........................................................................        103,922
Distributions payable ....................................................................          5,261
                                                                                              -----------
    Total Liabilities ....................................................................      1,116,123
                                                                                              -----------
Net Assets (equivalent to $9.76 per share on 915,788 shares outstanding) (Note 3) ........    $ 8,935,964
                                                                                              ===========
Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.001 par value per share ..............................................................    $       916
Additional paid-in capital ...............................................................      9,031,688
Distributions in excess of net investment income (Note 1)                                          (1,869)
Accumulated net realized loss on investments and foreign currency holdings (Note 1)       (224,473)
Net unrealized appreciation of investments and foreign currency holdings .................        129,702
                                                                                              -----------
                                                                                              $ 8,935,964
                                                                                              ===========


   The Notes to Financial Statements are an integral part of these statements.

Left Col.

Lexington Crosby Small Cap
Asia Growth Fund, Inc.
Statement of Operations
July 3, 1995 (commencement of operations) to
December 31, 1995

Investment Income
Dividends ...........................  $  47,137
Interest ............................     21,223
                                       ---------
                                          68,360
Less: foreign tax expense ...........      3,799
                                       ---------
      Investment income .............                    $  64,561

Expenses
 Investment advisory fee (Note 2) ...     35,576
 Accounting and shareholder
  services expenses (Note 2) ........      4,337
 Custodian and transfer agent
  expenses ..........................     17,840
 Printing and mailing ...............      9,247
 Directors' fees and expenses .......      4,886
 Audit and legal ....................     14,148
 Registration fees ..................      1,845
 Computer expense ...................      1,871
 Other expenses .....................      3,485
 Amortization of deferred
  organization expenses (Note 1) ....      6,735
                                       ---------
  Total expenses ....................     99,970
  Less: expenses recovered
        under contract with
        investment advisor
        (Note 2) ....................     50,163            49,807
                                       ---------         ---------
    Net investment income                                   14,754

Realized and Unrealized Gain
(Loss) on Investments (Note 4)
  Net realized gain (loss) on:
     Investments ....................   (224,473)
     Foreign currency
      transactions ..................      1,958
                                       ---------
      Net realized loss                                   (222,515)
 Net change in unrealized
  appreciation (depreciation) on:
  Investments .......................    129,951
  Foreign currency translations
   of other assets and liabilities ..       (249)
                                       ---------
      Net change in unrealized
       appreciation .................                      129,702
                                                         ---------
      Net realized and unrealized
       loss on investments ..........                      (92,813)
                                                         ---------
Decrease in Net Assets
 Resulting from Operations ..........                    $ (78,059)
                                                         =========



Right Col.

Lexington Crosby Small Cap
Asia Growth Fund, Inc.
Statement of Changes in
Net Assets
July 3, 1995 (commencement of
operations) to December 31, 1995


Net  investment  income ...............................  $   14,754
Net realized loss from  investments  and
 foreign currency transactions ........................    (222,515)
Increase in unrealized appreciation of
 investments and foreign currency
 holdings .............................................     129,702
                                                         ----------
     Net decrease in net assets resulting
      from operations .................................     (78,059)
Distribution to shareholders  from net
 investment  income ...................................     (18,581)
Increase  in net assets from  capital  share
 transactions (Note 3) ................................   9,032,604
                                                         ----------
    Net increase in net assets ........................   8,935,964

Net Assets:
 Beginning  of period                                       ----
                                                         ----------
 End of period  (including  distributions
  in excess of net investment income
  of $1,869) ..........................................  $8,935,964
                                                         ==========




  The Notes to Financial Statements are an integral part of these statements.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Notes to Financial Statements
December 31, 1995

1.  Significant Accounting Policies
Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices, except for short-term securities which are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations.

    Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995 book and tax basis differences amounting to $1,958 have been reclassified from accumulated net realized loss on investments and foreign currency holdings to distributions in excess of net investment income.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income taxes has been made.

    Deferred Organization Expenses Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years.

2.  Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (U.S.), Ltd. ("Crosby") under which Crosby provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Crosby, LMC pays Crosby a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Notes to Financial Statements
December 31, 1995 (continued)

2. Investment Advisory Fee and Other Transactions with Affiliate (continued) including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets, through April 30, 1996 or such later date as to be determined by LMC. The investment advisory fee and expense reimbursement are set forth in the statement of operations.

    The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Capital Stock
Transactions in capital stock were as follows:

                                                          July 3, 1995
                                                   (commencement of operations)
                                                       to December 31, 1995
                                                   ----------------------------
                                                       Shares         Amount
                                                     ---------     ----------
               Shares sold ........................  1,003,607     $9,916,274
               Shares issued to shareholders on
                 reinvestment of dividends ........      1,372         13,320
                                                     ---------     ----------
                                                     1,004,979      9,929,594
               Shares redeemed ....................    (89,191)      (896,990)
                                                     ---------     ----------
               Net increase .......................    915,788     $9,032,604
                                                     =========     ==========


4.  Purchases and Sales of Investment Securities
The cost of purchases and proceeds from sales of securities for the six months ended December 31, 1995, excluding short-term securities, were $8,584,767 and $1,101,149, respectively.

    At December 31, 1995, aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $512,351 and aggregate gross unrealized depreciation for all securities and foreign currency holdings in which there is an excess of tax cost over value amounted to $382,649.

5.  Investment  Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Financial Highlights
July 3, 1995 (commencement of operations) to December 31, 1995


Selected per share data for a share outstanding throughout the period:

Net asset value, beginning of period .......................................   $10.00
                                                                               ------
Income (loss) from investment operations:
  Net investment income ....................................................     0.02
  Net realized and unrealized loss on investments ..........................    (0.24)
                                                                               ------
  Total loss from investment operations ....................................    (0.22)
                                                                               ------

Less distributions:
  Dividends from net investment income .....................................    (0.02)
Net asset value, end of period .............................................   $ 9.76
                                                                               ======
Total return ...............................................................    (4.39)%*

Ratio to average net assets:
  Expenses, before reimbursement or waiver .................................     3.51%*
  Expenses, net of reimbursement or waiver .................................     1.75%*
  Net investment loss, before reimbursement or waiver ......................   (1.24)%*
  Net investment income ....................................................     0.52%*
Portfolio turnover .........................................................    40.22%*
Net assets at end of period (000's omitted) ................................   $8,936
                                                                               ======
*Annualized

Independent Auditors' Report


The Board of Directors and Shareholders
Lexington Crosby Small Cap Asia Growth Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1995, and the related statements of operations, changes in net assets, and the financial highlights for the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1995, and the results of its operations, its changes in its net assets and the financial highlights for the period from July 3, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


New York, New York
January 29, 1996

Right Col.

The Lexington Group of
No Load Investment Companies

Lexington Worldwide Emerging Markets Fund, Inc.-Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Global Fund, Inc.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States. Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Crosby Small Cap Asia Growth Fund, Inc.-Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington  Ramirez  Global  Income  Fund-Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Lexington Goldfund, Inc.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

Lexington Growth and Income Fund, Inc.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington Corporate Leaders Trust Fund-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

Lexington SmallCap Value Fund, Inc.-Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

Lexington Convertible Securities Fund-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

Lexington GNMA Income Fund, Inc.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

Lexington  Tax Free Money Fund,  Inc.-Seeks  current  income exempt from Federal
income  taxes  while   maintaining   stability  of   principal,   liquidity  and
preservation of capital.


For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

Left Col.


LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

As a Lexington shareholder, you should be aware of the many services available to you.

No Load-The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.

                                ----------------

Free Telephone Exchange-Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                ----------------

Check Writing Privileges-Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.

                                ----------------

Tax Sheltered Plans-IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                ----------------

Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                ----------------

Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                ----------------

Complete Record Keeping-A statement is provided for every transaction in addition to a year-end statement with tax information.

Left Col.

Lexington
Crosby Small Cap Asia Growth Fund, Inc.


Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
--------------------------------------------------------------------------------
CROSBY ASSET MANAGEMENT (US), INC.
c/o Crosby Asset Management (Hong Kong) Limited
25/F Inchcape Insurance Tower
3 Lockhard Road
Wan Chai, Hong Kong


Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



         --------------------------------------------------
            All shareholder requests for services of any kind should be sent to:

            Transfer Agent
         --------------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, Missouri 64105

            Or call toll free:
            Service and Sales: 1-800-526-0056
            24 Hour Account Information:
            1-800-526-0052
         --------------------------------------------------


--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield * Account Balances * Exchanges *
             Last Transactions * Total Return * Duplicate Statements

--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Crosby Small Cap Asia Growth Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.




Right Col.



                                    LEXINGTON





                   -------------------------------------------

                                    LEXINGTON


                                     CROSBY
                                    SMALL CAP

                                   ASIA GROWTH

                                   FUND, INC.


                                  (filled box)

                             Seeks long-term capital
                         appreciation through investment
                       in companies domiciled in the Asia
                       Region with a market capitalization
                            of less than $1 billion.
                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1995
                               The Lexington Group
                                   of No Load
                              Investment Companies

                   -------------------------------------------